UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2026

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4830 North Loop 1604W, Suite 111
San Antonio, Texas 78249
(Address of principal executive offices)
Registrant's telephone number, including area code: (210) 547-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On October 1, 2026, Clear Channel Outdoor Holdings, Inc. (the “Company”) announced that it now expects the previously announced acquisition of the Company by an investor consortium comprised of affiliates and/or certain investment funds advised by Mubadala Capital to close early in the fourth quarter of 2026, subject to receipt of the remaining required regulatory approval and satisfaction or waiver of the other closing conditions.
In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are considered “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results expressed or implied by such forward-looking statements. Words such as “will,” “intend,” “expect,” “estimate,” “believe,” “plan,” “anticipate,” “may,” “could” and similar terms are used to identify such forward-looking statements. Any statements regarding the proposed acquisition of the Company by an investor consortium comprised of affiliates and/or certain investment funds advised by Mubadala Capital (the “Merger”), including any expected timetable for completing the Merger (including whether the Merger is consummated in a timely manner or at all), satisfaction of the closing conditions, and the expected benefits of the Merger, are forward-looking statements. These statements are subject to risks and uncertainties, some of which are beyond our control and difficult to predict.
Various risks that could cause actual results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to: uncertainties associated with the proposed Merger, including the failure to consummate the Merger in a timely manner or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring us to pay a termination fee pursuant to the Merger Agreement; failure to satisfy the conditions precedent to consummate the Merger, including obtaining the remaining required regulatory approval; the risk that restrictions on the operation of our business during the pendency of the Merger may impact our ability to pursue certain business opportunities or strategic transactions or undertake certain actions we might otherwise have taken; litigation relating to, or other unexpected costs resulting from, the Merger; our dependence on our senior management team and other key individuals and any failure to retain them in light of the Merger; and other factors set forth in our filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. For a more comprehensive discussion of risks, refer to “Item 1A. Risk Factors” of the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Company does not undertake any obligation to update or revise any forward-looking statements because of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date:	October 1, 2026	By:	/s/ David Sailer
David Sailer
Chief Financial Officer